                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 17, 2004
                                                                    -------

                          TouchTunes Music Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          33-55254-447                                 87-0485304
          ------------                                 ----------
   (Commission File Number)                (IRS Employer Identification No.)


                              1800 East Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
                             -----------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (702) 792-7405
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

On August 17, 2004 Didier Benchimol resigned from his position as a member of the Board of Directors of TouchTunes Music Corporation.

On August 18, 2004 Pierre Desjardins resigned from his positions as Chairman of the Board, Chairman of the Audit Committee, Chairman of the Compensation Committee and a member of the Board of Directors of TouchTunes Music Corporation.

In accordance with its bylaws, the Board of Directors will appoint directors to fill these vacancies until the next Annual Meeting of stockholders.


ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TOUCHTUNES MUSIC CORPORATION

                                   By: /s/ Matthew Carson
                                       ----------------------------
                                       Matthew Carson
                                       Vice-President Finance and
                                       Chief Financial Officer


Date:  August 23, 2004